UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 9, 2020

LEGACY ACQUISITION CORP.

(Exact name of Company as specified in Charter)

001-38296	Delaware	81-3674868
(Commission File Number)	(State or jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1308 Race Street, Suite 200

Cincinnati, OH 45202

(Address of Principal Executive Offices)

(513) 618-7161
(Issuer Telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one Warrant to purchase one-half of one share of Class A common stock	LGC.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	LGC	New York Stock Exchange
Warrants, exercisable for one-half of one share of Class A common stock for $5.75 per half share, or $11.50 per whole share	LGC.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Form 8-K/A is being filed with respect to the Form 8-K filed by Legacy Acquisition Corp. (the “Company”) on March 13, 2020 (the “Form 8-K) for the purpose of amending Exhibits 2.1, 10.1 and 10.7 in Item 9.01 in order to make such exhibits consistent with the terms disclosed in the Company’s Definitive Proxy Statement to be filed on Schedule 14A on March 31, 2020. Except for the changes to the exhibits in Item 9.01, no other changes have been made to the Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description	Incorporation by Reference
2.1	First Amendment to the Amended and Restated Share Exchange Agreement, dated March 13, 2020, by and between Legacy Acquisition Corp. and Blue Valor Limited*	Filed herewith.
10.1	Sponsor Support Agreement, dated as of March 13, 2020, by and between Legacy Acquisition Sponsor I LLC, Legacy Acquisition Corp., and Blue Valor Limited	Filed herewith.
10.2	Waiver Agreement, dated as of March 13, 2020, by and between Legacy Acquisition Sponsor I LLC and Legacy Acquisition Corp.	Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on March 13, 2020.
10.3	Termination Agreement, dated March 13, 2020, by and between Legacy Acquisition Corp., Legacy Acquisition Sponsor I LLC, and Blue Valor Limited	Incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on March 13, 2020.
10.4	Form of Warrant Holder Support Agreement	Incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on March 13, 2020.
10.5	Warrant Holder Support Agreement, dated as of March 9, 2020, by and between Alyeska Investment Group LP and Legacy Acquisition Corp.	Incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed on March 13, 2020.
10.6	Warrant Holder Support Agreement, dated as of March 9, 2020, by and between Kepos Alpha Master Fund L.P. and Legacy Acquisition Corp.	Incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K filed on March 13, 2020.
10.7	Warrant Holder Support Agreement, dated as of March 9, 2020, by and between Longfellow Investment Management Co., LLC and Legacy Acquisition Corp.	Filed herewith.
99.1	Press Release, dated March 13, 2020: Legacy Acquisition Corp. Announces Amendments to Terms of Business Combination	Incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on March 13, 2020.
99.2	Press Release, dated March 13, 2020: Legacy Acquisition Corp. Announces Amendment to Share Exchange Agreement and Expected Warrant Agreement Amendment	Incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on March 13, 2020.
99.3	Investor Presentation dated February 2020	Incorporated by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K filed on March 13, 2020.

*	Legacy has omitted schedules and similar attachments to the First Amendment to the Amended and Restated Share Exchange Agreement pursuant to Item 601(a)(5) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2020

LEGACY ACQUISITION CORP.

By:	/s/ William C. Finn
Name:	William C. Finn
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Incorporation by Reference
2.1	First Amendment to the Amended and Restated Share Exchange Agreement, dated March 13, 2020, by and between Legacy Acquisition Corp. and Blue Valor Limited*	Filed herewith.
10.1	Sponsor Support Agreement, dated as of March 13, 2020, by and between Legacy Acquisition Sponsor I LLC, Legacy Acquisition Corp., and Blue Valor Limited	Filed herewith.
10.2	Waiver Agreement, dated as of March 13, 2020, by and between Legacy Acquisition Sponsor I LLC and Legacy Acquisition Corp.	Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on March 13, 2020.
10.3	Termination Agreement, dated March 13, 2020, by and between Legacy Acquisition Corp., Legacy Acquisition Sponsor I LLC, and Blue Valor Limited	Incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on March 13, 2020.
10.4	Form of Warrant Holder Support Agreement	Incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on March 13, 2020.
10.5	Warrant Holder Support Agreement, dated as of March 9, 2020, by and between Alyeska Investment Group LP and Legacy Acquisition Corp.	Incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed on March 13, 2020.
10.6	Warrant Holder Support Agreement, dated as of March 9, 2020, by and between Kepos Alpha Master Fund L.P. and Legacy Acquisition Corp.	Incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K filed on March 13, 2020.
10.7	Warrant Holder Support Agreement, dated as of March 9, 2020, by and between Longfellow Investment Management Co., LLC and Legacy Acquisition Corp.	Filed herewith.
99.1	Press Release, dated March 13, 2020: Legacy Acquisition Corp. Announces Amendments to Terms of Business Combination	Incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on March 13, 2020.
99.2	Press Release, dated March 13, 2020: Legacy Acquisition Corp. Announces Amendment to Share Exchange Agreement and Expected Warrant Agreement Amendment	Incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on March 13, 2020.
99.3	Investor Presentation dated February 2020	Incorporated by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K filed on March 13, 2020.

*	Legacy has omitted schedules and similar attachments to the First Amendment to the Amended and Restated Share Exchange Agreement pursuant to Item 601(a)(5) of Regulation S-K.

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